FOR DISCUSSION PURPOSES ONLY – APRIL 24, 2007

“CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE
IDENTIFIED BY ***.”

EXHIBIT “B”
EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is made and entered into as of

, 2007 (the “Effective Date”), by and among InNexus Bioscience (Barbados) Inc., a company incorporated in Barbados (“Licensee”) and InNexus Biotechnology International Limited, a company incorporated in Barbados (“Licensor”).

WHEREAS, Licensor Controls the Licensed Patents, Licensed Know-How and Licensed Regulatory Exclusivity Periods;

WHEREAS, Licensee has the expertise to Exploit the IP in the Field to develop and commercialize Products;

WHEREAS, *****************************************************************

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WHEREAS, *******************************************************************

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NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained the Parties hereto agree as follows:

Section 1. Definitions.

For the purpose of this Agreement, certain words and phrases and their correlatives are defined on Exhibit A or in the body of this Agreement.

Section 2. License Grants by Licensor.

2.1 Perpetual, Irrevocable and Exclusive License. Licensor, hereby grants to Licensee an exclusive (even as to Licensor, Parent and their Affiliates), worldwide************************** ************* fully transferable license or sublicense (as the case may be), ********************* **************************** in and to all of its and their right, title and interest under the Licensed Patents, Licensed Know-How and Licensed Regulatory Exclusivity Periods, in the Field. Licensor, hereby agrees that such license or sublicense (as the case may be) shall, without any further action by any Person, include all IP in the Field created or conceived subsequent to the Effective Date of this Agreement by or on behalf of Licensor or any of its Affiliates immediately upon such IP’s conception or creation (unless and to the extent assigned to Licensee by operation of law of contract).

2.2 Restrictions. Licensor shall not grant any rights in or to, or provide to any Person other than Licensee, any IP in a manner inconsistent or otherwise in conflict with the terms of this Agreement. Except pursuant to this Agreement, Licensor shall not, nor cause or allow any of its Affiliates or any Third Party, to Exploit Antibody A, Products, or any other antibody, protein binder or biological in the

EXCLUSIVE LICENSE AGREEMENT

Field, or to provide to any Person any of the same or any Biological Materials primarily specific thereto, or otherwise to take any action competitive with or to Antibody A or Products.

Section 3. Licensed Know-How.

3.1 Transfer. During the thirty (30) day period following the Effective Date, Licensor shall provide to Licensee one (1) electronic copy of all documents, data or other information in Licensor’s possession or control that describe or contain Licensed Know-How. Licensor shall provide and transfer to Licensee in the same manner all additional Licensed Know-How that may from time to time become available to Licensor. Licensor shall update Exhibit B as Licensee may reasonably request.

3.2 Confidentiality. To the extent that any Licensed Know-How is primarily specific to the Field, Licensor shall neither use such Licensed Know-How except for performing this Agreement, nor shall Licensor disclose or provide such Licensed Know-How to any Person other than Licensee.

Section 4. Licensed Patents. 4.1 Prosecution.

(a)

On or before thirty (30) days following the Effective Date, Licensor shall provide Licensee with copies of complete prosecution files for all Licensed Patents. Licensor hereby delegates to Licensee the exclusive right (but not obligation) to prepare filings for, prosecute (including controlling all interferences, oppositions, reissue proceedings and re-examinations) and maintain all Licensed Patents primarily specific to the Field (each a “Field Specific Licensed Patent”). Licensor and Licensee shall share equally the expenses related to such filings, prosecutions and maintenance. Licensor shall be responsible for the same activities for all other Licensed Patents (each a “Non-Field Specific Patent”) and be solely responsible for all expenses associated therewith. The prosecuting Party shall keep the other Party fully informed as to the status of such patent matters, including by providing the other Party the opportunity to review and comment on any documents relating to the Licensed Patents which shall be filed in any patent office at least fifteen (15) days before such filing and promptly providing such other Party with copies of any documents relating to the Licensed Patents that such controlling Party receives from any patent office. Each Party shall be responsible for all its costs incurred for such preparation, prosecution and maintenance. Upon Licensee’s reasonable request, Licensor shall update Exhibit C.

Licensor shall not permit any of the Licensed Patents to be abandoned in any country without Licensee first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of same. In the event that Licensor decides not to continue the prosecution or maintenance of any Licensed Patent in any country, or to permit an allowed patent application that is a Licensed Patent to issue without there being a pending patent application with at least the same disclosure and specification claiming priority (directly or indirectly) to such allowed patent application, Licensor shall provide Licensee with notice of this decision at least thirty (30) days prior to any lapse, abandonment or issuance thereof. In the event that Licensee elects to assume responsibility for such prosecution and maintenance within thirty (30) days of Licensor’s notice, or to file a patent application to maintain pendency, such Licensed Patent (including any later filed Patent Rights claiming priority (directly or indirectly) thereto) shall thereafter be treated as a “Field Specific Licensed Patent” hereunder, except that Licensee shall have no obligation to prosecute or maintain Valid Claims that apply outside of the Field (in whole or in part).

In addition to the foregoing provisions of this Section 4.1, the Parties agree that, upon Licensee’s reasonable request, on a country-by-country basis, Licensor shall file a patent application at Licensee’s expense claiming priority to any Licensed Patent for Licensee to prosecute and maintain such patent application as a Field Specific Licensed Patent hereunder.

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EXCLUSIVE LICENSE AGREEMENT

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(e) Each Party and their respective Affiliates shall cooperate with the other in the foregoing activities.

4.2 Enforcement.

(a)

In the event that any Party becomes aware of a suspected infringement of any Licensed Patent in the Field or otherwise competitive to Antibody A or Product, such Party shall notify the other Party promptly. Licensee shall have the sole and exclusive right to bring an infringement action with respect to such infringement, in each case in its own name and entirely under its own direction and control, or settle any such action by license and all expenses related thereto shall be shared equally by Licensor and Licensee. Licensor shall reasonably assist Licensee in any action being prosecuted if so requested by Licensee, and shall lend its name to such actions if reasonably requested by Licensee or required by applicable law. If Non-Field Specific Licensed Patents are enforced in any such action, Licensor shall have the right to participate and be represented in such action suit by its own counsel at its own expense and without reimbursement; otherwise, Licensor shall have no right to participate in any such action unless requested by Licensee as provided above. Licensee shall retain all recoveries from any such action. If Licensee elects not to prosecute any such infringement, Licensor and its Affiliates shall have no right to do so.

Licensor shall notify and provide Licensee with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a Licensed Patent pursuant to, in the United States, a Paragraph IV Patent Certification, an application under §505(b)(2) or any other similar patent certification, or any foreign equivalent thereto. Such notification and copies shall be provided to Licensee within two (2) days after any of Licensor, Parent or any of their Affiliates receives same.

If Licensor, Parent or any of their Affiliates or their licensees or sublicensees enforce any Licensed Patents against infringement outside of the Field, Licensee shall have the right to participate in the applicable action or proceeding at Licensee’s own expense and without reimbursement (unless damages are recovered). If Licensee elects to so participate, the enforcing person shall provide Licensee with an opportunity to consult regarding same.

4.3 Defense.

(a) Licensee shall have the first right, but shall not be obligated, to defend against any action or proceeding alleging invalidity or unenforceability of any Field Specific Licensed Patent (other than with respect to any interferences, oppositions, reissue proceedings or re-examinations with respect to any such Licensed Patents, which are addressed in Section 4.1(a)), in its own name and under its own direction and control, subject to the following: Licensor shall reasonably assist Licensee in any such action or proceeding if so requested by Licensee, and shall join such action or proceeding if requested by Licensee or required by applicable law and all expenses related to such action or proceeding shall be shared equally by Licensor and Licensee. Licensor and its Affiliates shall have no right to participate in any such action or proceeding unless requested by Licensee as provided above. Licensee shall retain all recoveries from any such defense. If Licensee elects not to defend any such action or proceeding, Licensor and its Affiliates shall have no a right to do so.

EXCLUSIVE LICENSE AGREEMENT

(b) Licensor shall have the first right, but shall not be obligated, to defend against any action or proceeding alleging invalidity or unenforceability of any Non-Field Specific Licensed Patent (other than with respect to (i) any interferences, oppositions, reissue proceedings or re-examinations with respect to any such Licensed Patents, which are addressed in Section 4.1, and (ii) any such action or proceeding filed by a Third Party in response to a suit brought or defended by Licensee pursuant to Section 4.2 concerning infringement of any such Licensed Patents (which action or proceeding may be a counterclaim in such suit or may be filed apart from such suit and possibly later consolidated with such suit)), at Licensor’s own expense, in its own name and under its own direction and control, subject to the following: Licensee shall reasonably assist Licensor in any such action or proceeding if so requested by Licensor, and shall join such action or proceeding if requested by Licensor or required by applicable law. Licensee shall have the right to participate in any such action or proceeding with its own counsel at its own expense and without reimbursement hereunder. If Licensor elects not to defend any such action or proceeding and so notifies Licensee, then Licensee may defend or bring such action at its own expense, in its own name and under its own direction and control, subject to the following: Licensor shall reasonably assist Licensee in any such action or proceeding if so requested by Licensee, share equally in all expenses related to such action or proceeding, and shall join such action or proceeding if reasonably requested by Licensee or required by applicable law, or shall require the owner of the involved Licensed Patent to do the same if authorized by the applicable Third Party in-license. Licensor shall have the right to participate in any such action or proceeding with its own counsel at its own expense and without reimbursement hereunder. The Party controlling any such action or proceeding shall retain all recoveries therefrom.

4.4 Extensions.

(a)

If elections are available for obtaining patent term extension (including any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to any Licensed Patent to the extent the claims thereof cover (in whole or in part) Antibody A or Product or their manufacture or use, Licensee shall have the sole right to make any such elections.

With respect to Licensed Regulatory Exclusivity Periods, Licensee shall have the sole right to seek and maintain all such periods available for Antibody A and Product.

With respect to all of the rights and activities identified in this Section 4.4, Licensor, Parent and their Affiliates hereby appoint Licensee as their agent for such purposes with the authority to act on their behalf with respect to the Licensed Patents and all Licensed Regulatory Exclusivity Periods. Licensor, Parent and their Affiliates shall cooperate with Licensee in the exercise of its authority granted herein, and shall execute such documents and take such additional action as Licensee may request in connection therewith.

4.5 Assignment. Licensor, hereby agrees that all rights granted to Licensee pursuant to this Section 4 shall be treated as the full, complete and irrevocable assignment thereof to Licensee and that such assignments shall be binding upon Licensor and any other Person or Governmental Authority.

Section 5. Representations and Warranties; Indemnification; Affiliates. 5.1 Representations and Warranties.

(a) Licensor hereby represents and warrants that (i) it has the right, power and authority to enter into this Agreement, perform its obligations under this Agreement and grant the licenses and other rights set forth herein, (ii) execution of this Agreement and the performance by it of its obligations hereunder have been duly authorized, (iii) this Agreement is legally binding and enforceable against it in accordance with its terms, (iv) the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a party or any of its property is bound, (v) no amounts are owed to any Person on account of the license and other rights granted to Licensee hereunder, (vi) Licensor has entered into agreements with Parent and its Affiliates by which Licensor has the right and ability to

EXCLUSIVE LICENSE AGREEMENT

perform all its obligations under this Agreement, and Licensor shall maintain and enforce such agreements, and (vii) none of the Licensed IP is in-licensed by it or any of its Affiliates.

(b) Licensee hereby represents and warrants that (i) it has the right, power and authority to enter into this Agreement and perform its obligations under this Agreement, (ii) execution of this Agreement and the performance by it of its obligations hereunder have been duly authorized, (iii) this Agreement is legally binding and enforceable against it in accordance with its terms, and (iv) the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a party or any of its property is bound.

5.2 Licensor Indemnity.

(a)

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(b)

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5.3 Performance by Affiliates. The Parties recognize that each Party may or is required to perform some or all of its obligations under this Agreement through Affiliates, and each Party shall remain responsible and liable for the performance by its Affiliates and shall cause its Affiliates to comply with all applicable provisions of this Agreement.

5.4 Rejection Event. If a Rejection Event (as defined in the Royalty Agreement) occurs, then

(a) Licensee may retain its rights hereunder with respect to the Licensed Patents, Licensed Know-How and Licensed Regulatory Exclusivity Periods;

EXCLUSIVE LICENSE AGREEMENT

(b)

Such an event would constitute a breach of this Agreement and of the Royalty Agreement and would also constitute a default under the Licensor Debenture; and

Licensee will be obligated to RP for the payment of damages and the payment and performance of other obligations as set forth in the Royalty Agreement.

5.5 Licensor Debenture. ********************************************************** ************************************************************************************* ************************************************************************************* ************************************************************************************* ************************************************************************************* ************************************************************************************* ************************************************************************************* *********************************

5.6 Power of Attorney. Licensor *************************************************

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Section 6. General Provisions.

6.1 Assignment. Except (a) as expressly provided for by the license grants contained in Section 2.1, and (b) for the grant of a lien and security interest pursuant to the Debenture (as defined in the Royalty Agreement), the Licensor Debenture, the pledge pursuant to the Pledge Agreement (as defined in the Parent Agreement), and any transfer or assignment pursuant to the Debenture, the Licensor Debenture or the Pledge Agreement, to which Licensor hereby consents, neither Party may assign this Agreement, delegate its obligations or otherwise transfer licenses or other rights created by this Agreement, by operation of law or otherwise, without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that each Party may assign this Agreement as a whole without such consent in connection with the acquisition (whether by merger, consolidation, sale or otherwise) of such Party, provided that such Party provides written notice to the other Party of such assignment and the assignee or transferee thereof agrees in writing to be bound as such Party hereunder. Any assignment or transfer in violation of this Section 6.1 shall be void. This Agreement shall inure to the benefit of, and be binding upon, the representatives, successors and assigns of the Parties.

6.2 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their reasonable best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

6.3 Amendment; Waiver. This Agreement may not be modified, amended, rescinded or waived, in whole or part, except by a written instrument signed by the Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other shall be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. No delay or omission by either Party hereto in exercising any right or power occurring upon any noncompliance or default by the other Party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants, conditions or agreements to be performed by the other shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained. RP’s rights under

EXCLUSIVE LICENSE AGREEMENT

Sections 5.4, 5.5 and 5.6 may not be modified, amended, rescinded or waived, in whole or part, without RP’s prior written consent.

6.4 Notices. Except as otherwise provided herein, all notices under this Agreement shall be sent by certified mail or by overnight courier service, postage prepaid, to the following addresses of the respective Parties:

If to Licensor:

InNexus Biotechnology International Limited Parker House, Wildey Business Park

Wildey Road, St. Michael, Barbados

Attention: ************

If to Licensee:

InNexus Bioscience (Barbados) Inc. Chamberlain Place

Broad Street, Bridgetown,

St. Micael, Barbados

Attention: ***********

In either case, with a copy to:

Leschert & Company

Law Corporation

2760-200 Granville Street Vancouver, British Columbia V6C 1S4

Attention: Allen D. Leschert

or to such address as each Party may hereafter designate by notice to the other Party. A notice shall be deemed to have been given on the date it is received by all required recipients for the noticed Party.

6.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of Barbados, without reference to any rules of conflict of laws, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patent Rights or other intellectual property rights shall be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patent Rights or other right applies.

6.6 Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

6.7 Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute the Parties as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

6.8 Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and replaces any and all previous arrangements and understandings, whether oral or written, between the Parties with respect thereto.

6.9 Headings. The captions to the several Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Sections hereof.

EXCLUSIVE LICENSE AGREEMENT

6.10 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting party shall not apply.

6.11 Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitations” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. The recitals set forth at the start of this Agreement, along with the Exhibits to this Agreement, and the terms and conditions incorporated in such recitals and Exhibits, shall be deemed integral parts of this Agreement and all references in this Agreement to this Agreement encompass such recitals and Exhibits and such terms and conditions. Unless otherwise provided, all references to Sections and Exhibits in this Agreement are to Sections and Exhibits of and to this Agreement.

6.12 Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement by either Party shall constitute a legal, valid and binding execution and delivery of this Agreement by such Party.

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EXCLUSIVE LICENSE AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this Exclusive License Agreement to be executed by their respective duly authorized officers as of the Effective Date.

INNEXUS BIOSCIENCE (BARBADOS) INC.

By:

(Signature)

Name:

Title:

INNEXUS BIOTECHNOLGY INTERNATIONAL LIMITED

By:

(Signature)

Name:

Title:

RP DYNAMIC CROSS LINKING L.P. By: RP DCL LLC, its general partner

With respect to its rights only under Sections 5.4, 5.5, 5.6 and 6.3:

By:

(Signature)

Name: Pablo Legorreta

Title: Chief Executive Officer

EXCLUSIVE LICENSE AGREEMENT

EXHIBIT A DEFINITIONS

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person, whether now or in the future. For purposes of this definition, “control” (including the terms “controlling,” “controlled by,” or “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, provided that for purposes of this Agreement, (i) Licensee and its direct and indirect subsidiaries shall not be “Affiliates” of Licensor, Parent or any of their other Affiliates, and (ii) Licensor, Parent and their Affiliates other than Licensee and its direct and indirect subsidiaries shall not be “Affiliates” of Licensee or any its direct or indirect subsidiaries.

“Antibody A” means **********************************************************

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“Biological Materials” means cells, cultures, plasmids and the like, vectors, nucleic acids (e.g., DNA and RNA), peptides and proteins, antibodies and fragments thereof, and all derivatives thereof.

“Controlled”, when used in reference to Patent Rights or other intellectual property rights or Technology or Regulatory Exclusivity Periods or tangibles materials, means the legal authority or right of a Person to grant a license or sublicense or covenant not to sue to Patent Rights or other intellectual property rights or Regulatory Exclusivity Periods to another Person, or to disclose or provide Technology or tangible materials to such other Person, in each case by ownership, license, sublicense, contract or otherwise, without breaching the terms of any agreement with a Third Party (other than any payment obligation) as of the time that such Person would be first required under this Agreement to make such grant, disclosure or provision.

For clarity and without limitation, it is understood and agreed that because of Third Party agreements any of the foregoing may be partially and not fully “Controlled” for purposes of the licenses and other rights granted herein, such as, for example, Licensor only has a covenant not to sue or other non-exclusive right or license to a Patent Right or Technology, or does not have all the rights specified in the prosecution and enforcement provisions set forth in Section 4 for any Patent Right, and in any such case then the applicable Patent Right, other intellectual property rights, Technology, Regulatory Exclusivity Periods or tangible materials shall be made available to Licensee hereunder to the extent permitted by the applicable Third Party agreements.

“Dynamic Cross Linking Technology” means the anti-body enhancement and modification technology platform which is the subject of the Licensed IP.

“Exploit” and “Exploitation” means to make, import, use, sell, offer for sale, research, develop, modify, enhance, improve, register, seek and obtain regulatory approval for, manufacture, process, formulate, package, label, hold and quality control test, commercialize, export, transport, distribute, promote, market and otherwise exploit in any manner and by any means, and to have any other Person(s) do any of the foregoing.

“Field” means to Exploit Antibody A ***********************************************

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“IP” means Technology, Patent Rights and Regulatory Exclusivity Periods.

EXCLUSIVE LICENSE AGREEMENT

“Licensed Know-How” means all Technology Controlled by Licensor, Parent or any of their Affiliates, as of the Effective Date or thereafter, that is necessary or desirable for the Field. Certain Licensed Know-How in existence as of the Effective Date is listed on Exhibit B.

“Licensed Patents” means all Patent Rights Controlled by Licensor, Parent or any of their Affiliates, as of the Effective Date or thereafter, that are necessary or desirable for the Field. Licensed Patents that are in existence as of the Effective Date are listed on Exhibit C.

“Licensed Regulatory Exclusivity Periods” means all Regulatory Exclusivity Periods Controlled by Licensor, Parent or any of their Affiliates, as of the Effective Date or thereafter, that apply to the Field.

“Licensed IP” means Licensed Know-How, Licensed Patents and Licensed Regulatory Exclusivity Periods.

“Licensee” has the meaning set out on the first page of this Agreement; “Licensor” has the meaning set out on the first page of this Agreement;

“Licensor Debenture” means the Debenture dated as of the date hereof by and between Licensor and RP, a copy of which attached hereto as Exhibit D.

“Parent” means InNexus Biotechnology Inc, the corporate parent of the Licensor and Licensee.

“Party” means Licensee on the one hand, and Licensor and Parent on the other, and “Parties” refers to all three of them.

“Patent Rights” mean (i) any patents and patent applications, (ii) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates, term extensions (under patent or other law), certificates of invention and the like, of any patents or patent applications, and (iii) any foreign or international equivalents of any of the foregoing, but not including any rights that give rise to Regulatory Exclusivity Periods (other than supplementary protection certificates, which shall be treated as “Patent Rights” hereunder).

“Person” means an individual, corporation, partnership, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

“Product(s)” means any pharmaceutical composition(s) containing Antibody A.

“Purchase Agreement” means that certain Purchase Agreement by and among Licensee and RP, dated as of [

].

“Royalty Agreement” means that certain royalty agreement respecting Antibody A now or hereafter entered into between Licensee and RP, as provided for in the Purchase Agreement.

“Regulatory Exclusivity Period” means any period of data, market or other regulatory exclusivity (other than supplementary protection certificates, which shall be treated as “Patent Rights” hereunder), including any such periods under national implementations in the European Union of Section 10.1(a)(iii) of Directive 2001/EC/83 and all international equivalents.

“Technology” means know-how, trade secrets, Biological Materials and other tangible materials (including chemicals), formulations, information, documents, studies, results, data (including toxicology, pre-clinical, clinical and assay data), manufacturing processes and data, specifications, sourcing information, assays, quality control and testing procedures, whether or not patented or patentable.

“Third Party” means any Person other than Licensee, Licensor, Parent or any of their Affiliates.

EXCLUSIVE LICENSE AGREEMENT

EXHIBIT B

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EXCLUSIVE LICENSE AGREEMENT

EXHIBIT C
LICENSED PATENTS

U.S. Patent No. 6,238,667 entitled “Method of affinity cross-linking biologically active immunogenic peptides to antibodies”

All of the Field IP contained in pending U.S. Application Serial No. 11/119,404, filed April 29, 2005, entitled “Autophilic Antibodies and Method of Making and Using Same”, as further addressed by Section 4.1(d).

EXCLUSIVE LICENSE AGREEMENT

EXHIBIT D

Endnotes

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5

6

7

8

LICENSOR DEBENTURE